UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 13, 2021
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Definitive Information Statement on Schedule 14C filed by VMware, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on August 23, 2021 and mailed to the Company’s stockholders on or about August 24, 2021 (the “Information Statement”), in connection with the transactions (the “Transactions”) contemplated by that certain Separation and Distribution Agreement, dated as of April 14, 2021 (the “Separation and Distribution Agreement”), by and between the Company and Dell Technologies Inc., a Delaware corporation (“Dell”), on April 13, 2021, certain wholly owned subsidiaries of Dell executed and delivered written consents in accordance with Section 228 of the Delaware General Corporation Law approving amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) and Amended and Restated Bylaws (the “Current Bylaws”).

On September 13, 2021, the 20th calendar day following the mailing of the Information Statement, the Company amended the Current Charter to, among other things, (i) provide for the automatic conversion of the Company’s Class B common stock, $0.01 par value per share (the “Class B Stock”) into shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A Stock”), upon the written election of the holders of a majority of the shares of Class B Stock in connection with a distribution of Class B Stock to the holders of record of shares of Dell, (ii) provide for the termination of the rights of holders of shares of Class B Stock immediately upon the conversion described in clause (i), and (iii) modify the definition of “EMC” in the Current Charter to include Dell and its successors, subject to certain exceptions (such amendment, the “Conversion Charter Amendment”). Concurrently with amending the Current Charter, the Company amended and restated the Current Bylaws to, among other things, modify the definition of “EMC” to include Dell and its successors (the “Initial A&R Bylaws”).

The foregoing description of the Conversion Charter Amendment and Initial A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Conversion Charter Amendment and the Initial A&R Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of VMware, Inc.
3.2	Second Amended and Restated Bylaws of VMware, Inc.

Cautionary Statement Regarding Forward Looking Statements
Statements about the expected timing, completion and effects of the proposed Transactions, all other statements in this report, and the exhibits filed or furnished herewith, other than historical facts, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may be delayed in consummating or may not be able to complete the proposed Transactions on the terms described in the Separation and Distribution Agreement or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Separation and Distribution Agreement, (2) the failure to obtain adequate financing sources for the special dividend contemplated by the Separation and Distribution Agreement, (3) any other failure of the Company or Dell to meet the conditions to the consummation of the Transactions described in the Separation and Distribution Agreement, (4) the failure of the Company to satisfy certain rating agency criteria, (5) the effect of the announcement of the Transactions on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (6) the impact of the COVID-19 pandemic on VMware’s operations, financial condition, VMware’s customers, the business environment and the global and regional economies, (7) adverse changes in general economic or market conditions, (8) delays or reductions in consumer, government and information technology spending, (9) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user and mobile computing, modern application and security industries, as well as new product and marketing initiatives by VMware’s competitors, (10) the ability to successfully integrate into VMware acquired companies and assets and smoothly transition services related to divested assets from VMware, (11) rapid technological changes in the virtualization software and cloud, end user, modern application, security and mobile computing industries, (12) VMware’s customers’ ability to transition to new products, platforms, services, solutions and computing strategies in such areas as containerization, modern applications, intrinsic security and networking, cloud, digital workspaces, virtualization and the software defined data center, and the uncertainty of their acceptance of emerging technology, (13) VMware’s ability to enter into, maintain and extend strategically effective partnerships, collaborations and alliances, (14) the continued risk of litigation and regulatory actions, (15) VMware’s ability to protect its proprietary technology, (16) changes to product and service development timelines, (17) risks associated with cyber-attacks, information security and data privacy, (18) disruptions resulting from key management changes, (19) risks associated with international sales such as fluctuating currency exchange rates and increased trade barriers and (20) changes in VMware’s financial condition. These forward-looking statements are made as of the date of this Current Report, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and

Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report.

Additional Information and Where to Find It
The Company has prepared and filed with the SEC the Information Statement with respect to the approval of the Conversion Charter Amendment, Initial A&R Bylaws and the other matters described therein. The Information Statement was filed with the SEC on August 23, 2021. You may obtain copies of the Information Statement and all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at https://ir.vmware.com/.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 14, 2021

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President, Deputy General Counsel and Assistant Secretary